UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: March 31, 2008

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

First Quarter Report

March 31, 2008

DEAR FELLOW SHAREHOLDER:

THE HOUSING SITUATION

During the first quarter of 2008, the housing market weakened further. The rate of decline in home prices accelerated. For five years, people grew to expect appreciation on average of at least 10% in housing prices. Clearly, this was unsustainable and it ended in early 2007. Since then, the appreciation has become depreciation; we are a year and a half into a cycle of declining housing prices. The last time this occurred was in the early nineties and that bearish cycle lasted four years. When one looks at the record levels of unsold inventory of existing homes (approximately 10 months supply), you could easily expect another two years or longer of declining prices and weak housing markets.

THE FINANCIAL SYSTEM AND THE FED

During the first quarter of 2008 the financial system continued to take major write-offs of sub-prime related debt and other exotic financial derivatives. This constant pattern of write-offs produced a lack of trust in financial statements for many major banks and investment banks, which had been the leaders in mortgage origination. This all culminated in the collapse of Bear Stearns in early March and their forced merger into J.P. Morgan Chase. As a result, this merger was concluded and underwritten by both U.S. Treasury and Federal Reserve efforts over a weekend. The Federal Reserve established an off balance sheet pool of $30 billion to acquire low quality illiquid securities that Bear Stearns owned. In effect, Federal Reserve money (read that taxpayer money) is prepared to accept up to a $30 billion loss to preserve the stability of financial markets.

THE STOCK MARKET

Stocks had a poor first quarter as most of the major averages were down about 10%. Earnings for the Standard & Poor’s 500 excluding the financial sector are expected to be up about 11%. The leading sectors showing strong earnings growth are telecom, energy, consumer services, and technology. The result of a 10% decline in general stock prices together with a potential 11% rise in earnings of non-financial sectors, produces a price earnings multiple of the S&P non-financials at 14x. This is the low end of its range historically and presents an attractive buying level. Put in the perspective of U.S. Treasury rates about 3.5% for ten year notes, the S&P looks especially under priced.

The degree of pessimism surrounding the stock market is very high. A large part of that is because of the miserable performance of many highly visible financial institutions. Another reason is that home prices continue to decline. Finally, the media are filled with political candidates’ statements that nothing is right with the economy of the U.S. This constant barrage of bad news has lowered expectations for stocks to levels that in the past have always stimulated a sharp rally. It is always darkest before the dawn; if you listen to commentators today they will assure you that the market is dark indeed. This is a time to add to exposures in stock portfolios.

Sincerely yours,

James W. Stratton
Chairman

April 18, 2008

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, May 2008. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

Q.	What is behind the large increase in Utility stocks in the portfolio?

A.	During the quarter we raised our Utility position to 8.2% of net assets. We added four new holdings, American Electric Power Co., Inc., Dominion Resources, Inc., Mirant Corp. and Public Service Enterprise Group, Inc. Utilities are uniquely positioned for the next several years and we plan to enlarge our holdings more over the next six months.

Utilities have an economic resistance in them as electric demand is not likely to go down in a recessionary environment. The group offers decent yields in today’s low interest rate environment. Finally, the stocks are out of favor with institutional investors; most institutions are underweighted dramatically to electric utilities. As contrarians, we believe that this could provide positive price performance surprises in today’s market.

Finally, many Utilities will be coming out of rate price caps that were set five years ago; the free market price for electricity will rise sharply over the next several years. To benefit, you must own companies that are net electricity generators on balance. These are the type of stocks we are selecting in the portfolio at this time.

Q.	What exposure remains in the portfolio to the financial crisis?

A.	By the end of the first quarter we owned only one bank stock. That was Toronto-Dominion Bank whose shares we received on March 31 from the acquisition of Commerce Bancorp, Inc. (NJ), one of our long time holdings. Since the end of the first quarter we have sold Toronto-Dominion, so we have no remaining investments in Banking. In addition, during the first quarter we reduced our other financial holdings by selling Hartford and MetLife as well. We believe that the continuing financial liquidity crisis that surrounds the housing industry and sub-prime mortgages are not over. In addition, lenders will be faced with higher credit write-off provisions especially in the Consumer sector as the economy enters a recession. We are substantially underweighted, compared to the Value Index in the financial area.

Portfolio holdings are as of 3/31/08, they are subject to change at any time. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2008 (unaudited)

Stratton Multi-Cap Fund

	March 31, 2008	December 31, 2007
Total Net Assets	$109,668,994	$101,169,373
Net Asset Value Per Share	$40.93	$44.64
Shares Outstanding	2,679,225	2,266,426

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
American Electric Power Co., Inc. (1.1%)	Allegheny Technologies, Inc.

Dominion Resources, Inc. (1.5%)	Burlington Northern Santa Fe Corp.

Mirant Corp. (1.7%)	Commerce Bancorp, Inc. (NJ)

Public Service Enterprise Group, Inc. (0.7%)	Hartford Financial Services Group, Inc.

Schnitzer Steel Industries, Inc. Class A (1.3%)	MetLife, Inc.

The Toronto-Dominion Bank (1.2%)	Terex Corp.

Triumph Group, Inc. (1.3%)

Tyco International, Ltd. (1.2%)

Industry Categories (Percentage of Total Net Assets)
Energy	25.2%
Technology	16.2%
Capital Goods	8.2%
Utilities	8.2%
Basic Materials	6.9%
Insurance/Services	4.4%
Consumer Services	3.8%
Aerospace/Defense	2.9%
Industrial	2.4%
Retailing	2.0%
Telecommunications	1.4%
Consumer Staples	1.4%
Banking/Financial	1.1%
Health Care	1.0%

Ten Largest Holdings*

	Market Value	Percent of TNA
Penn Virginia Corp.	$5,070,350	4.6%
AMETEK, Inc.	4,939,875	4.5
EOG Resources, Inc.	4,800,000	4.4
Valero Energy Corp.	4,665,450	4.3
XTO Energy, Inc.	4,639,474	4.2
Occidental Petroleum Corp.	4,390,200	4.0
The Charles Schwab Corp.	4,142,600	3.8
Chesapeake Energy Corp.	4,061,200	3.7
Freeport-McMoRan Copper & Gold, Inc.	3,848,800	3.5
Textron, Inc.	3,325,200	3.0
	$43,883,149	40.0%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

Q.	How did the Fund perform during the first quarter of 2008?

A.	The first quarter of 2008 was an extremely volatile period for all areas of the broad market, but after a tough period in 2007, REITs have held up pretty well. Year-to-date through March 31, 2008, Stratton Monthly Dividend REIT Shares had a total return of +2.20%, while the broad-based S & P 500 Index was off -9.94%. SMDS’ performance was in-line with the MSCI U.S. REIT Index (RMS) of +2.14% and better than the FTSE NAREIT Equity Index of +1.40%. Throughout this three month period though, REITs bounced around a great deal. Both REIT benchmarks declined more in January and February than the Fund, and both Indices jumped over 6% in March to end the quarter slightly behind the Fund.

Q.	What changes have you made to the portfolio and to the Fund’s REIT sector allocations?

A.	Portfolio activity was light during the quarter as we attempted to ascertain how the economic picture and the interest rate environment would affect the various groups within the REIT industry. We have continued to position the portfolio toward the above average, dividend paying companies. We have been satisfied with our commitment to the Health Care REIT sector, as these companies tend to be less economically sensitive. As the housing market problems continue to unfold, we have been cautious in adding to the Apartment REIT sector. An increasing number of vacant condominiums that is now available for rent has a negative effect on apartment rental rates in many markets, as would-be renters have many more options to choose from. This softness in rents can negatively impact Apartment REIT earnings.

Portfolio holdings are as of 3/31/08, they are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2008 (unaudited)

Stratton Monthly Dividend REIT Shares

	March 31, 2008	December 31, 2007
Total Net Assets	$100,642,875	$104,573,983
Net Asset Value Per Share	$28.80	$28.57
Shares Outstanding	3,494,171	3,660,295

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Mack-Cali Realty Corp. (2.5%)	Colonial Properties Trust

Industry Categories (Percentage of Total Net Assets)
Health Care	27.4%
Apartments	17.6%
Office	14.8%
Regional Malls	10.7%
Industrial	9.0%
Net Lease	5.8%
Lodging	5.3%
Diversified	3.3%
Shopping Centers	1.2%

Ten Largest Holdings*

	Market Value	Percent of TNA
Nationwide Health Properties, Inc.	$5,062,500	5.0%
National Health Investors, Inc.	4,687,500	4.7
UDR, Inc.	4,536,200	4.5
Mid-America Apartment Communities, Inc.	4,485,600	4.5
National Retail Properties, Inc.	4,410,000	4.4
EastGroup Properties, Inc.	4,181,400	4.1
HCP, Inc.	3,915,198	3.9
Hospitality Properties Trust	3,912,300	3.9
Liberty Property Trust	3,642,981	3.6
Health Care REIT, Inc.	3,610,400	3.6
	$42,444,079	42.2%

*	Excludes short-term holdings

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2008?

A.	For the first quarter of 2008, the Stratton Small-Cap Value Fund posted a return of -4.66% compared to the Russell 2000 Value return of -6.53% and the Russell 2000 return of -9.90%. The first quarter marked the third straight quarter of negative performance for the broad small-cap equity market as represented by the Russell 2000 Index. Within the broad benchmark, Value outperformed Growth for the first time since the first quarter of 2007. The Value Index was aided by its higher exposure to Financials and lower exposure to the Technology sector. Value also outperformed Growth within each of the major Russell sectors during the quarter, most notably within the Financial, Materials & Processing, and Technology sectors.

Q.	What areas of the portfolio helped or hurt relative performance during the quarter?

A.	The Fund performed well across the majority of market sectors during the quarter relative to the Russell 2000 Value. The largest areas of out performance came from the Fund’s overweighting to the Energy sector and positive stock selection within the Consumer Discretionary, Health Care, Materials & Processing, and Technology sectors. Individual standouts during the quarter included children’s retailer The Gymboree Corp., health care holdings West Pharmaceutical Services, Inc. and CONMED Corp., aluminum producer Century Aluminum Co. and defense electronics firm DRS Technologies, Inc.

Drags on relative performance included negative sector and stock selection in the Financial sector and negative stock selection within the Producer Durables sector. After trailing the Value Index for most of 2007, the Financial sector outperformed slightly in the first quarter. The Fund remains underexposed to the sector due to valuation and fundamental concerns.

Portfolio holdings are as of 3/31/08, they are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2008 (unaudited)

Stratton Small-Cap Value Fund

	March 31, 2008	December 31, 2007
Total Net Assets	$669,649,521	$712,132,183
Net Asset Value Per Share	$43.99	$46.14
Shares Outstanding	15,222,308	15,435,207

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
First Niagara Financial Group, Inc. (0.3%)	Respironics, Inc.

Healthspring, Inc. (0.8%)	Terex Corp.

MB Financial, Inc. (0.7%)	UCBH Holdings, Inc.

National Penn Bancshares, Inc. (0.7%)	WSFS Financial Corp.

Syniverse Holdings, Inc. (1.7%)

Industry Categories (Percentage of Total Net Assets)
Technology	14.8%
Energy	13.4%
Health Care	11.6%
Banking/Financial	10.2%
Utilities	7.0%
Capital Goods	6.6%
REITs	6.3%
Consumer Staples	6.0%
Basic Materials	4.7%
Retailing	4.1%
Aerospace/Defense	2.0%
Insurance/Services	1.8%
Business Services	1.6%
Transportation	1.3%

Ten Largest Holdings*

	Market Value	Percent of TNA
Amedisys, Inc.	$16,312,987	2.4%
Superior Energy Services, Inc.	16,046,100	2.4
DRS Technologies, Inc.	15,875,181	2.4
Schnitzer Steel Industries, Inc. Class A	15,624,400	2.3
Century Aluminum Co.	15,566,400	2.3
Anixter International, Inc.	15,158,268	2.3
Ruddick Corp.	14,707,140	2.2
GameStop Corp. Class A	14,051,779	2.1
Energen Corp.	13,998,810	2.1
Ralcorp Holdings, Inc.	13,956,000	2.1
	$151,297,065	22.6%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2008 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 85.1%
Aerospace/Defense – 2.9%
Goodrich Corp.	30,000	$1,725,300
Triumph Group, Inc.	25,000	1,423,250

		3,148,550

Banking/Financial – 1.1%
The Toronto-Dominion Bank	20,710	1,270,559

Basic Materials – 6.9%
Freeport-McMoRan Copper & Gold, Inc.	40,000	3,848,800
Owens-Illinois, Inc.†	40,000	2,257,200
Schnitzer Steel Industries, Inc. Class A	20,000	1,420,400

		7,526,400

Capital Goods – 8.2%
Ingersoll-Rand Co., Ltd. Class A	40,000	1,783,200
Rockwell Automation, Inc.	45,000	2,583,900
Textron, Inc.	60,000	3,325,200
Tyco International, Ltd.	30,000	1,321,500

		9,013,800

Consumer Services – 3.8%
The Charles Schwab Corp.	220,000	4,142,600

Consumer Staples – 1.4%
Archer-Daniels-Midland Co	37,000	1,522,920

Energy – 25.2%
Chesapeake Energy Corp.	88,000	4,061,200
EOG Resources, Inc.	40,000	4,800,000
Occidental Petroleum Corp.	60,000	4,390,200
Penn Virginia Corp.	115,000	5,070,350
Valero Energy Corp.	95,000	4,665,450
XTO Energy, Inc.	75,000	4,639,474

		27,626,674

Health Care – 1.0%
Abbott Laboratories	20,000	1,103,000

Industrial – 2.4%
Parker Hannifin Corp.	37,500	2,597,625

Insurance/Services – 4.4%
The Allstate Corp.	30,000	1,441,800
Lincoln National Corp.	30,000	1,560,000
UnitedHealth Group, Inc.	27,500	944,900
WellPoint, Inc†	20,000	882,600

		4,829,300

Retailing – 2.0%
McDonald’s Corp.	40,000	2,230,800

Technology – 16.2%
AMETEK, Inc.	112,500	4,939,875
Corning, Inc.	80,000	1,923,200
Harris Corp.	50,000	2,426,500
International Business Machines Corp.	15,000	1,727,100
NCR Corp.†	40,000	913,200
Oracle Corp.†	100,000	1,956,000
Seagate Technology	80,000	1,675,200
Teradata Corp.†	100,000	2,206,000

		17,767,075

Telecommunications – 1.4%
AT&T, Inc.	40,000	1,532,000

Utilities – 8.2%
American Electric Power Co., Inc.	30,000	1,248,900
Dominion Resources, Inc	40,000	1,633,600
Duke Energy Corp.	90,000	1,606,500
Mirant Corp.†	50,000	1,819,500
PPL Corp.	40,000	1,836,800
Public Service Enterprise Group, Inc.	20,000	803,800

		8,949,100

Total Common Stocks
(Cost $57,595,261)		93,260,403

	Principal Amount
SHORT-TERM INVESTMENTS – 14.8%
PNC Bank Money Market Account
2.53%, due 04/01/08	$16,271,669	16,271,669

Total Short-Term Investments
(Cost $16,271,669)		16,271,669

Total Investments — 99.9%
(Cost $73,866,930*)		109,532,072
Other Assets Less Liabilities — 0.1%		136,922

NET ASSETS — 100.0%		$109,668,994

†	Non-income producing security

*	Aggregate cost is $73,866,930 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$36,944,591
Gross unrealized depreciation	(1,279,449)

Net unrealized appreciation	$35,665,142

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2008 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 95.1%
Apartments – 17.6%
Apartment Investment & Management Co. Class A	89,616	$3,209,149
Camden Property Trust	70,000	3,514,000
Education Realty Trust, Inc.	10,000	125,700
Home Properties, Inc.	37,500	1,799,625
Mid-America Apartment Communities, Inc.	90,000	4,485,600
UDR, Inc.	185,000	4,536,200

		17,670,274

Diversified – 3.3%
Lexington Realty Trust	230,000	3,314,300

Health Care – 27.4%
HCP, Inc.	115,800	3,915,198
Health Care REIT, Inc.	80,000	3,610,400
Healthcare Realty Trust, Inc.	110,000	2,876,500
Medical Properties Trust, Inc.	100,000	1,132,000
National Health Investors, Inc.	150,000	4,687,500
Nationwide Health Properties, Inc.	150,000	5,062,500
Universal Health Realty Income Trust	100,000	3,330,000
Ventas, Inc.	65,000	2,919,150

		27,533,248

Industrial – 9.0%
DCT Industrial Trust, Inc.	150,000	1,494,000
EastGroup Properties, Inc.	90,000	4,181,400
First Industrial Realty Trust, Inc.	109,000	3,367,010

		9,042,410

Lodging – 5.3%
Hospitality Properties Trust	115,000	3,912,300
Sunstone Hotel Investors, Inc.	90,000	1,440,900

		5,353,200

Net Lease – 5.8%
Getty Realty Corp.	90,000	1,433,700
National Retail Properties, Inc.	200,000	4,410,000

		5,843,700

Office – 14.8%
Brandywine Realty Trust	200,000	3,392,000
Highwoods Properties, Inc.	95,000	2,951,650
Liberty Property Trust	117,100	3,642,981
Mack-Cali Realty Corp.	70,000	2,499,700
SL Green Realty Corp.	30,000	2,444,100

		14,930,431

Regional Malls – 10.7%
General Growth Properties, Inc.	30,000	1,145,100
Glimcher Realty Trust	215,000	2,571,400
The Macerich Co.	26,000	1,827,020
Pennsylvania Real Estate Investment Trust	100,000	2,439,000
Simon Property Group, Inc.	30,000	2,787,300

		10,769,820

Shopping Centers – 1.2%
Urstadt Biddle Properties, Inc. Class A	80,000	1,258,400

Total Common Stocks
(Cost $84,399,168)		95,715,783

	Principal Amount
SHORT-TERM INVESTMENTS – 4.5%
PNC Bank Money Market Account 2.53%, due 04/01/08	$4,492,279	4,492,279

Total Short-Term Investments
(Cost $4,492,279)		4,492,279

Total Investments — 99.6%
(Cost $88,891,447*)		100,208,062
Other Assets Less Liabilities — 0.4%		434,813

NET ASSETS — 100.0%		$100,642,875

*	Aggregate cost is $88,891,447 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,520,557
Gross unrealized depreciation	(8,203,942)

Net unrealized appreciation	$11,316,615

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2008 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 91.4%
Aerospace/Defense – 2.0%
Moog, Inc. Class A†	311,925	$13,166,354

Banking/Financial – 10.2%
Affiliated Managers Group, Inc.†	120,250	10,911,485
BancorpSouth, Inc.	346,000	8,013,360
First Midwest Bancorp, Inc.	254,200	7,059,134
First Niagara Financial Group, Inc.	127,000	1,725,930
MB Financial, Inc.	151,200	4,653,936
National Penn Bancshares, Inc.	267,400	4,864,006
Sterling Bancshares, Inc.	900,000	8,946,000
Sterling Financial Corp.	339,750	5,303,497
SVB Financial Group†	250,000	10,910,000
Webster Financial Corp.	223,400	6,226,158

		68,613,506

Basic Materials – 4.7%
Century Aluminum Co.†	235,000	15,566,400
Schnitzer Steel Industries, Inc. Class A	220,000	15,624,400

		31,190,800

Business Services – 1.6%
Aaron Rents, Inc.	499,500	10,759,230

Capital Goods – 6.6%
Cascade Corp.	176,500	8,703,215
Crane Co.	305,000	12,306,750
DRS Technologies, Inc.	272,395	15,875,181
United Rentals, Inc.†	406,800	7,664,112

		44,549,258

Consumer Staples – 6.0%
Casey’s General Stores, Inc.	500,000	11,300,000
Ralcorp Holdings, Inc.†	240,000	13,956,000
Ruddick Corp	399,000	14,707,140

		39,963,140

Energy – 13.4%
Cabot Oil & Gas Corp.	203,100	10,325,604
Exterran Holdings, Inc.†	75,000	4,840,500
Foundation Coal Holdings, Inc.	125,000	6,291,250
Helix Energy Solutions Group, Inc.†	261,624	8,241,156
Hercules Offshore, Inc.†	390,000	9,796,800
Penn Virginia Corp.	186,200	8,209,558
Petrohawk Energy Corp.†	328,460	6,625,038
PetroQuest Energy, Inc.†	800,000	13,872,000
Superior Energy Services, Inc.†	405,000	16,046,100
TETRA Technologies, Inc.†	326,800	5,176,512

		89,424,518

Health Care – 11.6%
Amedisys, Inc.†	414,667	16,312,987
CONMED Corp.†	226,000	5,794,640
Healthspring, Inc.†	380,000	5,350,400
Henry Schein, Inc.†	88,500	5,079,900
LifePoint Hospitals, Inc.†	350,000	9,614,500
Sciele Pharma, Inc.†	695,000	13,552,500
ViroPharma, Inc.†	990,000	8,850,600
West Pharmaceutical Services, Inc.	301,100	13,317,653

		77,873,180

Insurance/Services – 1.8%
Selective Insurance Group, Inc.	505,200	12,064,176

REITs – 6.3%
FelCor Lodging Trust, Inc.	831,000	9,996,930
Medical Properties Trust, Inc.	1,025,000	11,603,000
Nationwide Health Properties, Inc.	400,000	13,500,000
Sunstone Hotel Investors, Inc.	446,500	7,148,465

		42,248,395

Retailing – 4.1%
GameStop Corp. Class A†	271,742	14,051,779
The Gymboree Corp.†	340,000	13,559,200

		27,610,979

Technology – 14.8%
Anixter International, Inc.†	236,700	15,158,268
Avocent Corp.†	508,000	8,585,200
Belden, Inc.	324,600	11,464,872
CommScope, Inc.†	350,000	12,190,500
Digital River, Inc.†	160,000	4,955,200
OmniVision Technologies, Inc.†	395,000	6,643,900
ON Semiconductor Corp.†	1,960,000	11,132,800
Packeteer, Inc.†	1,075,000	5,471,750
Parametric Technology Corp.†	785,000	12,544,300
Syniverse Holdings, Inc.†	675,000	11,245,500

		99,392,290

Transportation – 1.3%
Euroseas, Ltd.	385,000	4,620,000
TBS International, Ltd. Class A†	140,000	4,228,000

		8,848,000

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2008 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Utilities – 7.0%
Avista Corp.	515,000	$10,073,400
El Paso Electric Co.†	549,000	11,732,130
Energen Corp.	224,700	13,998,810
Southwest Gas Corp.	390,000	10,904,400

		46,708,740

Total Common Stocks
(Cost $583,486,324)		612,412,566

	Principal Amount
SHORT-TERM INVESTMENTS – 9.3%
PNC Bank Money Market Account
2.53%, due 04/01/08	$61,969,137	61,969,137

Total Short-Term Investments
(Cost $61,969,137)		61,969,137

Total Investments — 100.7%
(Cost $645,455,461*)		674,381,703
Liabilities in Excess of Other Assets — (0.7%)		(4,732,182)

NET ASSETS — 100.0%		$669,649,521

REIT – Real Estate Investment Trust

†	Non-income producing security

*	Aggregate cost is $645,455,461 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$101,916,658
Gross unrealized depreciation	(72,990,416)

Net unrealized appreciation	$28,926,242

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

March 31, 2008 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) – In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of March 31, 2008 is as follows:

	SMCF	SMDS	SSCV
Level 1 - Quoted Prices	$109,532,072	$100,208,062	$674,381,703
Level 2 - Significant Observable Inputs	—	—	—
Level 3 - Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$109,532,072	$100,208,062	$674,381,703

Note C. Tax Disclosure – No provision for Federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principals generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2008.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

D I R E C T O R S

Lynne M. Cannon

John J. Lombard, Jr.

Lois Rothenberger

Richard W. Stevens

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

O F F I C E R S
James W. Stratton
Chairman
Stratton Mutual Funds
John A. Affleck, CFA
President
Stratton Multi-Cap Fund
James A. Beers
President
Stratton Monthly
Dividend REIT Shares
Gerald M. Van Horn, CFA
President
Stratton Small -Cap Value Fund
Joanne E. Kuzma
Chief Compliance Officer
Patricia L. Sloan
Secretary & Treasurer
Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer
Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

I N V E S T M E N T     A D V I S O R

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

T R A N S F E R     A G E N T     &     D I V I D E N D     P A Y I N G     A G E N T

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

C U S T O D I A N     B A N K

PFPC Trust Company

The Eastwick Center, 8800 Tinicum Boulevard

Philadelphia, PA 19153

Visit the Stratton Mutual Funds

website at www.strattonfunds.com

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	April 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	April 24, 2008

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date	April 24, 2008

*	Print the name and title of each signing officer under his or her signature.